United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):

June 15, 2017
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. (“FNF” or the “Company”) Annual Meeting of Shareholders was held June 14, 2017. As of April 17, 2017, the record date for the Annual Meeting, 272,269,241 shares of FNF Group common stock and 66,416,822 shares of FNFV Group common stock, or an aggregate of 338,686,063 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. To elect one Class I director to serve until the Company’s 2018 Annual Meeting of Shareholders, and four Class III directors to serve until the Company’s 2020 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Raymond R. Quirk (Class I)	280,135,916	4,429,977	32,337,711
William P. Foley, II (Class III)	249,412,314	35,153,579	32,337,711
Douglas K. Ammerman (Class III)	278,965,150	5,600,743	32,337,711
Thomas M. Hagerty (Class III)	272,073,519	12,492,374	32,337,711
Peter O. Shea, Jr. (Class III)	277,282,882	7,283,011	32,337,711
Directors whose term of office as a director continued after the meeting are as follows:
Class I (term expires at the 2018 Annual Shareholders Meeting): Frank P. Willey, Willie D. Davis, Heather Murren and John D. Rood.
Class II (term expires at the 2019 Annual Shareholders Meeting): Richard N. Massey, Janet Kerr, Daniel D. (Ron) Lane and Cary H. Thompson.

2. Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

FOR	AGAINST	ABSTAIN
311,668,803	4,571,469	663,332
3. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
197,983,988	84,381,837	2,200,068	32,337,711
4. To approve, on a non-binding advisory basis, the frequency with which we will solicit future non-binding advisory votes on the compensation paid to our named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
279,114,941	411,391	3,906,930	1,132,631

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 15, 2017	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary